UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 22, 2026

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West 2 nd Street, Floor 32 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)
(
737
)
281-0101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Introductory Note
Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”
Item 3.02 Unregistered Sales of Equity Securities.
The information included under Item 8.01 below is incorporated by reference herein. The issuances of securities by the company and the operating partnership described in Item 8.01 below are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.
Item 7.01 Regulation FD Disclosure.
On June 22, 2026, the company issued a press release regarding certain pending and completed transactions. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
In connection with such announcement, the company made available a presentation to prospective investors, which is also available on the company’s website at
www.digitalrealty.com
. The presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.
The information in this Item 7.01 of this Current Report on Form
8-K,
including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.
Item 8.01 Other Events.
Other Acquisition and Investment Activity
On April 30, 2026, the operating partnership acquired approximately 1,440 acres of land for development at Astra Enterprise Park, located near Kansas City for approximately $377.6 million in cash and 517,475 common units of partnership interest in the operating partnership.
On May 8, 2026, the company entered into an agreement to purchase Columbia Capital for (i) $45 million of cash and 2,337,036 shares of the company’s common stock, par value $0.01 per share (“common stock”), to be issued at the closing of the transaction, and (ii) up to an additional $290 million, in cash or (at the company’s option) 1,457,506 additional shares of the company’s common stock, upon achievement of certain performance milestones, in each case, subject to adjustment and the other terms and conditions of the purchase agreement. The equity consideration is subject to a lockup that releases over a multi-year period. Founded in 1989, Columbia Capital is focused on the communications, technology and digital infrastructure space, with over $9 billion in fund commitments from hundreds of investors, including sovereign wealth funds, pension funds, insurance companies, endowments and other institutional investors. The company has agreed to provide the applicable sellers resale registration rights with respect to the common stock to be issued. Completion of the purchase transaction is expected to occur in the second half of 2026, subject to customary closing conditions and regulatory approvals.
On June 22, 2026, the company agreed to issue 3,425,031 shares of its common stock (representing a current value of approximately $644.4 million based on closing price as of June 18, 2026) to purchase approximately 16% of the interests in the company’s Teraco joint venture pursuant to an existing put right exercised by certain of the joint venture’s third party partners. The purchase will increase the company’s interest in Africa’s leading data center platform to 77%. The company has agreed to provide the applicable sellers resale registration rights with respect to the common stock to be issued. Completion of the repurchase transaction is expected to occur in the second half of 2026, subject to customary closing conditions and regulatory approvals.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form
8-K
contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would”, “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the Teraco and Columbia Capital transactions; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we operate, as detailed from time to time in each of our reports filed with the SEC. There can be no assurance that the proposed transactions will be consummated on the terms described herein or at all.
The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form
10-K
for the year ended December 31, 2025, our quarterly report on Form
10-Q
for the quarter ended March 31, 2026 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: June 22, 2026

Digital Realty Trust, Inc.

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary